UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

AKEBIA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT SUPPLEMENT

AKEBIA THERAPEUTICS, INC.

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2020

This Supplement relates to the Proxy Statement of Akebia Therapeutics, Inc. (the “Company”), dated April 23, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

Change in Location of Annual Meeting

Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting, to be held on June 5, 2020 at 10:00 a.m. Eastern Time, has been changed. The Annual Meeting will be held over the internet in a virtual meeting format, via live webcast. You will be able to attend the Annual Meeting only via the webcast.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company to announce the virtual meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, you should contact Nicole R. Hadas, Corporate Secretary, at (617) 871-2098 or MacKenzie Partners, our proxy solicitor assisting us in connection with the Annual Meeting, toll-free at (800) 322-2885 or at (212) 929-5500 or via email to proxy@mackenziepartners.com.

Akebia Therapeutics Announces Change to Virtual Annual Meeting of Stockholders

CAMBRIDGE, Mass. – May 21, 2020 – Akebia Therapeutics, Inc. (Nasdaq: AKBA), a biopharmaceutical company with the purpose to better the lives of people impacted by kidney disease, today announced that due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of its 2020 annual meeting of stockholders (Annual Meeting) has been changed to a virtual meeting. As previously announced, the Annual Meeting will be held on June 5, 2020 at 10:00 a.m. Eastern Time, but will be held via live audio webcast. Stockholders will be able to attend the Annual Meeting only via the webcast.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to attend and vote at the Annual Meeting if you were a stockholder as of 5:00 p.m. Eastern Time on April 9, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee as of such record date. To access, participate in, and vote at the Annual Meeting at www.virtualshareholdermeeting.com/AKBA2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. A list of registered stockholders will also be available to record holders during the Annual Meeting at that same website.

For additional information regarding how stockholders may attend, participate in and/or vote at the virtual Annual Meeting, please refer to the Company’s additional proxy material filed with the U.S. Securities and Exchange Commission today and the Company’s website at www.akebia.com.

About Akebia Therapeutics

Akebia Therapeutics, Inc. is a fully integrated biopharmaceutical company with the purpose to better the lives of people impacted by kidney disease. The Company was founded in 2007 and is headquartered in Cambridge, Massachusetts. For more information, please visit our website at www.akebia.com, which does not form a part of this release.

Contact

Kristen K. Sheppard, Esq.

ir@akebia.com

Akebia Therapeutics, Inc.

245 First Street

Cambridge, MA 02142

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

The 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Akebia Therapeutics, Inc., or the Company, will be held on June 5, 2020, at 10:00 a.m. Eastern Time, over the internet in a virtual meeting format, via live webcast. The purposes of the meeting are as follows:

1.

Elect three Class III directors, Adrian Adams, Maxine Gowen, Ph.D. and Michael Rogers, to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal;

2.

Approve an amendment to our Ninth Amended and Restated Certificate of Incorporation, or the Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock, par value $0.00001 per share, or our Common Stock, from 175,000,000 to 350,000,000;

3.	Hold an advisory vote on executive compensation;

4.	Hold an advisory vote on the frequency of the advisory vote on executive compensation;

5.	Ratify the appointment of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

6.	Transact such other business as may properly come before the Annual Meeting or at any and all adjournments or postponements thereof.

Our Board of Directors recommends that you vote “FOR” each of the Class III director nominees (Proposal 1), “FOR” each of Proposals 2, 3, and 5, and “1 year” for the frequency of the advisory vote on executive compensation (Proposal 4).

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in and vote at the Annual Meeting if you were a stockholder as of 5:00 p.m. Eastern Time on April 9, 2020, referred to as the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee as of such record date. You will be able to attend the Annual Meeting, vote, submit questions and examine a list of the Company’s registered stockholders by visiting www.virtualshareholdermeeting.com/AKBA2020 and gaining access using your unique 16-digit control number found on your proxy card, voting instruction form or notice. You will not be able to attend the Annual Meeting physically in person. If you have technical difficulties or trouble accessing the virtual meeting, there will be technicians ready to assist you. If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

Whether or not you attend the Annual Meeting virtually, we urge you to vote your shares by following the instructions in the Notice and submitting your proxy by the Internet, telephone or by signing, dating and returning the proxy card in order to ensure the presence of a quorum. You may vote during the Annual Meeting by following the instructions available on the meeting website at www.virtualshareholdermeeting.com/AKBA2020.

All stockholders are extended a cordial invitation to attend the Annual Meeting virtually.

By Order of the Board of Directors,

John P. Butler President and Chief Executive Officer

Cambridge, Massachusetts

May 21, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2020 Annual Meeting of Stockholders, our Proxy Statement and our 2019 annual report, referred to as the Annual Report, are available at www.proxyvote.com. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639, by emailing sendmaterial@proxyvote.com or by submitting a request over the Internet at www.proxyvote.com.